UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Clovis Oncology, Inc.

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Your Vote Counts! CLOVIS ONCOLOGY, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM EDT CLOVIS ONCOLOGY, INC. 5500 FLATIRON PARKWAY BOULDER, CO 80301 D41365-P52338 You invested in CLOVIS ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 10, 2021 8:30 a.m., Mountain time St. Julien Hotel 900 Walnut Street Boulder, CO 80302 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of three Class I directors to hold office until the 2024 Annual Meeting of Stockholders. Nominees:01) Patrick J. Mahaffy 02) Robert W. Azelby 03) Thorlef Spickschen For 2. Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of For authorized shares of common stock from 200,000,000 to 250,000,000. 3. Approval of an amendment and restatement of our 2020 Stock Incentive Plan to increase the number of shares For available for issuance under the plan. 4. Approval of the Clovis Oncology, Inc. 2021 Employee Stock Purchase Plan. For 5. Approval of an advisory proposal on compensation of the Company’s named executive officers, as disclosed in the For attached proxy statement. 6. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the For Company for the fiscal year ending December 31, 2021. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D41366-P52338